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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 30, 2005
                                                        (August 26, 2005)


                        STATE AUTO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


            Ohio                          0-19289                 31-1324304
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


       518 East Broad Street, Columbus, Ohio                        43215-3976
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      (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:        (614) 464-5000
                                                     ------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         State Auto Financial Corporation ("STFC") is filing this Form 8-K to disclose the termination of a material definitive agreement between State Auto National Insurance Company ("National"), which is a wholly owned subsidiary of STFC, and State Automobile Mutual Insurance Company ("Mutual"), which owns approximately 65% of STFC's outstanding common shares.

         National, as insurer, and Mutual, as reinsurer, are parties to a Reinsurance Agreement effective January 1, 1999 (the "Reinsurance Agreement"). Under the terms of the Reinsurance Agreement, Mutual agreed to pay National up to (i) $4,950,000 of each automobile liability loss occurrence, and (ii) $450,000 of each catastrophe loss occurrence, in each case in excess of National's $50,000 of retention. In addition, Mutual agreed to pay National (1) 8.5% of each automobile liability loss occurrence within the $50,000 retention on automobile liability losses, and (2) 20% of each automobile physical damage loss occurrence.

         On August 26, 2005, as permitted by the Reinsurance Agreement, National and Mutual mutually agreed to terminated the Reinsurance Agreement because of National's stronger surplus position, relative to the commencement date of the Agreement, which now makes it more efficient for National to retain such exposures rather than to reinsure them. The termination of the Reinsurance Agreement was made effective as of July 1, 2005. Under the terms of the termination, Mutual will continue to be liable, with respect to policies in force at the termination date, for occurrences until the expiration, cancellation or next anniversary, not to exceed one year. No termination penalties were incurred by STFC or National as a result of the termination of the Reinsurance Agreement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STATE AUTO FINANCIAL CORPORATION


Date:  August 30, 2005                 By  /s/ Steven J. Johnston
                                           ----------------------
                                           Treasurer and Chief Financial Officer